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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                  MARCH 8, 2000
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                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



       001-10253                                          41-1591444
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Commission File Number                         (IRS Employer Identification No.)



     801 Marquette Avenue, Mail Code 100-01-A, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



         (612) 661-6500
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Registrant's Telephone Number

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Item 5.          OTHER EVENTS


On March 8, 2000, TCF Financial Corporation (the "Company") announced that its Board of Directors has authorized another program for the repurchase of up to five percent of the Company's outstanding shares through open market or privately negotiated transactions. This program is in addition to the existing program for repurchasing shares announced in December 1998. The repurchased shares will become treasury shares. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release dated March 8, 2000.


Item 7.             FINANCIAL STATEMENTS AND EXHIBITS

(c)                 Exhibits

                    99.1       Press Release dated March 8, 2000.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 8, 2000

                                TCF FINANCIAL CORPORATION



                                By       /s/ Neil W. Brown
                                         ---------------------------------------
                                         Neil W. Brown

                                Its      Executive Vice President,
                                         Chief Financial Officer and Treasurer